EXHIBIT 10.3

SECOND AMENDMENT

This SECOND AMENDMENT, dated as of April 13, 2005 (this “Amendment”), made by BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Revolving Credit Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Revolving Credit Collateral Agent”), and THE BANK OF NEW YORK, as collateral agent for the Term Loan Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Term Loan Collateral Agent” and together with the Administrative Agent and the Revolving Credit Collateral Agent, collectively, the “Agents”) and the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereof (the “Lenders”) in favor of TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), TRICO MARINE SERVICES, INC., a Delaware corporation (the “Company”), TRICO MARINE INTERNATIONAL, INC., a Louisiana corporation (“TMI”), TRICO MARINE INTERNATIONAL HOLDINGS B.V., a Netherlands limited company (besloten vennootschap) (“TMIH”), TRICO SUPPLY AS, a Norway limited company (“Trico Supply”), and the other Subsidiaries of the Company listed on the signature pages hereof (together with the Company, Trico Assets, Trico Operators, TMI, TMIH and Trico Supply, collectively, the “Credit Parties”).

RECITALS

A.    The Credit Parties, the Lenders and the Agents are parties to that certain Credit Agreement (Exit), dated as of February 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.    The Credit Parties, the Agents and the Lenders each desire to amend the Credit Agreement in accordance with the terms and conditions set forth in this Amendment;

In consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS.

Section 1.01.   Certain Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.02.   Rules of Interpretation. The rules of interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Amendment.

ARTICLE II

AMENDMENTS.

Section 2.01.   Defined Terms (Section 1.1). Section 1.1 of the Credit Agreement in hereby amended by adding the following defined term and definition after the definition of the term “Borrowing”:

““Brazilian Vessels” means the six Collateral Vessels operated, flagged or registered in Brazil and known as the Walker I, the Doce River, the Fernanda M, the Grande River, the Jesse O and the Red Fox.”

Section 2.02.   Equity Issuances (Section 2.6(a)(ii)). Section 2.6(a)(ii) of the Credit Agreement is hereby amended by:

(a)  inserting immediately after the phrase “If on any date any Credit Party shall receive any Net Cash Proceeds from any Equity Issuance”, and before the comma, the following phrase:

“(other than a maximum aggregate amount of up to $500,000 per fiscal year of such Net Cash Proceeds received by the Company from the exercise by management of the Company of options and warrants issued to such management in connection with their employment by the Company, which amounts may be retained by the Company and used for general corporate purposes consistent herewith)”; and

(b)  inserting immediately before the period at the end of the penultimate sentence thereof the following phrase:

“, and any remaining Net Cash Proceeds from such Equity Issuances after making all repayments required hereby shall be released to the Company to be used for general corporate purposes consistent herewith”.

Section 2.03.   Disposition of Property (Section 6.4). Section 6.4 of the Credit Agreement is hereby amended by deleting the period at the end of Section 6.4(f) and substituting in lieu thereof “; and” and by adding thereto the following as a new Section 6.4(g):

“(g)    the sale of the Brazilian Vessels.”

Section 2.04.   Certain Payments; Modifications of Certain Debt Instruments and other Agreements (Section 6.7(i)). Section 6.7(i) of the Credit Agreement is hereby amended by adding the following parenthetical before the semicolon at the end thereof:

“(except that Trico Shipping, as borrower under the Norwegian Revolving Facility, may prepay revolving loans under the Norwegian Revolving Facility in accordance with the terms and conditions thereof)”.

ARTICLE III

EFFECT OF AMENDMENTS.

Except as expressly set forth herein, each amendment set forth herein shall not by implication or otherwise limit, impair, constitute a waiver or amendment of, or otherwise affect, the rights or remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, in similar or different circumstances. The amendments herein shall apply and be effective only with respect to the matters expressly covered thereby.

ARTICLE IV

EFFECTIVE DATE.

This Amendment shall, unless an Event of Default has occurred and is continuing after giving effect to this Amendment, become effective as of the date first written above (the “Amendment Effective Date”) upon delivery to the Administrative Agent by the parties hereto of duly executed counterparts of this Amendment. Upon the effectiveness of this Amendment the Credit Agreement shall for all purposes become the Credit Agreement as hereby amended.

ARTICLE V

REPRESENTATIONS AND WARRANTIES.

The Company and each Borrower represents and warrants as to itself and to each other Credit Party or Group Member, as applicable, and each other Credit Party represents and warrants as to itself, to each Agent and each Lender that the representations and warranties made by the applicable Credit Parties in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of the this Amendment, as if made on and as of the Amendment Effective Date. For purposes of such restatement of such representations and warranties all references to the “Credit Documents” within the Credit Agreement shall be deemed to include this Amendment, and all references to the “Credit Agreement” therein shall be deemed to mean the Credit Agreement as hereby amended.

ARTICLE VI

MISCELLANEOUS.

Section 6.01.   Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Amendment, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received as provided for in Section 12.2 of the Credit Agreement. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the cable company or courier, respectively, addressed as aforesaid; except that notices and other communications to the Agents shall not be effective until received by such entity.

Section 6.02.   Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 6.03.   Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.04.   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

Section 6.05.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Amendment or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth or referenced in Section 12.2 of the Credit Agreement or at such other address of which the parties hereto shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 6.06.   WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT.

Section 6.07.   Waivers; Amendment.

(a)  No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the Agents and the Lenders under the Credit Agreement or any other Credit Document, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Amendment or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

[Remainder of page left blank intentionally; signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

TRICO MARINE ASSETS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO MARINE OPERATORS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO MARINE SERVICES, INC.
as a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT
TRICO MARINE INTERNATIONAL, INC.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

:

TRICO MARINE INTERNATIONAL HOLDINGS B.V.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO SUPPLY AS

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO SERVICOS MARITIMOS LTDA.

By:    ____/s/ Fernando Martins________

Name:    Fernando Martins

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

SERVICOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V.

By:    _____/s/ D. Michael Wallace___________

Name:    D. Michael Wallace

Title:

COASTAL INLAND MARINE SERVICES LTD.

By:    _____/s/ N.B. Anderson___________

Name:    N.B. Anderson

Title:

TRICO MARINE INTERNATIONAL, LTD.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRICO SUPPLY (UK) LIMITED

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

ALBYN MARINE LIMITED

By:    ______/s/ A.J.R. May__________

Name:    A.J.R. May

Title:

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COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

BEAR STEARNS CORPORATE LENDING INC.
as Administrative Agent and Revolving Credit Collateral Agent

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

BEAR STEARNS CORPORATE LENDING INC.
as Lender

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

THE BANK OF NEW YORK
as Term Loan Collateral Agent

By:______/s/ Francis B. Casanova, II_________
Name: Francis B. Casanova, II
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

GREAT AMERICAN INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By:______/s/ Rodger M. Miller_________
Name: Rodger M. Miller
Title: Executive Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,
as Portfolio Manager

By:______/s/ Rodger M. Miller_________
Name: Rodger M. Miller
Title: Executive Vice President

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRS CALLISTO LLC

By:______/s/ Alice L. Wagner _________
Name: Alice L. Wagner
Title: Vice President

STANFIELD OFFSHORE LEVERAGED ASSETS, LTD.

By: STANFIELD CAPITAL PARTNERS LLC, as Investment Advisor

By:____________________________________
Name:
Title:

STANFIELD OFFSHORE LEVERAGED ASSETS, LTD.
By: STANFIELD CAPITAL PARTNERS LLC, as Investment Advisor

By:____________________________________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

CASPIAN CAPITAL PARTNERS, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

COUNTERPART SIGNATURE PAGE TOTHE SECOND AMENDMENT

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By: HIGHLAND CAPITAL MANAGEMENT, L.P., as Authorized Representatives of the Board

By:    ____________________________________

Name:

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

PUTNAM INVESTMENT MANAGEMENT, LLC,

on behalf of

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Diversified Income Trust

By:    ____________________________________

Name:

Title:

NYI-2193017v4